Chanticleer Holdings Closes Acquisition of Little Big Burger

CHARLOTTE, NC – October 1, 2015 — Chanticleer Holdings, Inc. (NASDAQ: HOTR) (Chanticleer Holdings, or the “Company”), owner and operator of multiple restaurant brands internationally and domestically, announced today that it has closed the acquisition of Little Big Burger (“LBB”), a gourmet fast-casual restaurant concept. The company has eight locations in Oregon and a ninth location scheduled to open prior to the end of 2015, in the Lloyd District in Portland.

“With the completion of our capital raise we are excited to close the acquisition of Little Big Burger. LBB is an iconic brand that has discovered a unique way to capture the hearts of the next generation of burger-lovers. We are confident that LBB’s proven, scalable business model will provide tremendous opportunities for our expansion in the Pacific Northwest, and more importantly, will add over $1 million of annual EBITDA immediately, taking us to EBITDA positive in Q4 2015 and onward,” said Mike Pruitt, CEO of Chanticleer Holdings, Inc.

“Micah and I are beyond excited. With the wisdom and operational depth of Chanticleer onboard, we are energized by the prospects ahead for this amazing concept. The right captain is at the helm and we’re looking forward to a successful journey forward,” commented Katie Poppe, owner of Little Big Burger.

Chanticleer Holdings now has 62 locations worldwide including fifteen Hooters restaurants, five American Burger Co. restaurants, seven Just Fresh locations, twenty-three BGR the Burger Joint locations (including 14 franchise locations), four BT’s Burger Joint locations and eight Little Big Burger locations.

About Chanticleer Holdings, Inc

Headquartered in Charlotte, NC, Chanticleer Holdings (HOTR), together with its subsidiaries, owns and operates restaurant brands in the United States and internationally. The Company is a franchisee owner of Hooters® restaurants in international markets including Australia, South Africa, and Europe, and two Hooters restaurants in the United States. The Company also owns and operates American Burger Co., BGR the Burger Joint, BT’s Burger Joint, Little Big Burger and owns a majority interest in Just Fresh restaurants in the U.S.

For further information, please visit www.chanticleerholdings.com

Facebook: www.Facebook.com/ChanticleerHOTR

Twitter: http://Twitter.com/ChanticleerHOTR

Google+: https://plus.google.com/u/1/b/118048474114244335161/118048474114244335161/posts

Forward-Looking Statements:

Any statements that are not historical facts contained in this release are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or required licenses, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made, and the companies do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Press Information:

Chanticleer Holdings, Inc.
Investor Relations
Phone: 704.366.5122
ir@chanticleerholdings.com

Investor Relations

John Nesbett/Jennifer Belodeau
Institutional Marketing Services (IMS)
Phone 203.972.9200
jnesbett@institutionalms.com